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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 25, 2006

                                LOGICVISION, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-31773                94-3166964
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

   25 Metro Drive, 3rd Floor San Jose, California               95110
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      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (408) 453-0146


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On April 25, 2006, LogicVision, Inc. issued a press release announcing its financial results for the first quarter of 2006. A copy of the earnings release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit           Description
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99.1              Press release dated April 25, 2006 announcing the first
                  quarter of 2006 financial results.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2006

                                             LOGICVISION, INC.


                                             By  /s/  Bruce M. Jaffe
                                                 -------------------------------
                                                 Bruce M. Jaffe
                                                 Vice President, Finance and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated April 25, 2006 announcing the first
                  quarter of 2006 financial results